Exhibit 10.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

AND

THIRD AMENDED AND RESTATED

GUARANTY AND COLLATERAL AGREEMENT

Dated as of June 29, 2012

among

NORTHERN OIL AND GAS, INC.,

as Borrower,

ROYAL BANK OF CANADA,

as Administrative Agent,

and

The Lenders Party Hereto

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND
THIRD AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”), dated as of June 29, 2012, is by and among Northern Oil and Gas, Inc., a Minnesota corporation (the “Borrower”), Royal Bank of Canada (the “Administrative Agent”), and the Lenders party hereto.

Recitals

WHEREAS, the Borrower, the Administrative Agent and the other Lenders party thereto entered into that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2012 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Administrative Agent entered into that certain Third Amended and Restated Guaranty and Collateral Agreement, dated as of February 28, 2012 (as the same may be amended, modified, supplemented or restated from time to time, the “Guaranty Agreement”);

WHEREAS, the Borrower has requested an Interim Redetermination of the Borrowing Base pursuant to Section 2.07(b)(i) of the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and the Guaranty Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders are willing to (i) amend the Credit Agreement and the Guaranty Agreement, (ii) redetermine the Borrowing Base as provided herein, and (iii) take such other actions as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

Section 2.01 Amendments to Section 1.02 of the Credit Agreement.  The following definitions are hereby amended and restated in their entirety or added where alphabetically appropriate:

“Loan Documents” means this Agreement, the Notes, the Fee Letters, any Secured Swap Agreement, any Treasury Management Agreement, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and any other agreement designated by the parties as a Loan Document.

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“Treasury Management Agreement” means any agreement regarding bank services provided to the Borrower or any Subsidiary for commercial credit cards and treasury management services, including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services with a Lender or an Affiliate of a Lender.

ARTICLE III

Amendments to the Guaranty Agreement

Section 3.01 Amendment to Section 1.01 of the Guaranty Agreement.  The following definitions are hereby amended and restated in their entirety as follows:

“Secured Documents” means the collective reference to the Credit Agreement, the other Loan Documents, each Secured Swap Agreement, each Treasury Management Agreement and any other document made, delivered or given in connection with any of the foregoing.

“Secured Parties” means the collective reference to the Administrative Agent, the Issuing Bank, any Lender, any Secured Swap Counterparty, and any Lender or Affiliate of a Lender that is a party to a Treasury Management Agreement.

ARTICLE IV

Redetermination of the Borrowing Base

Section 4.01 Redetermination of the Borrowing Base. Notwithstanding the requirements of Section 2.07 of the Credit Agreement, effective as of the date hereof, the amount of the Borrowing Base shall be $300,000,000.00, subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c) or Section 9.12(d) of the Credit Agreement. The redetermination of the Borrowing Base pursuant to this Section 4.01 of this Amendment shall constitute an Interim Redetermination made at the request of the Borrower.

ARTICLE V

Conditions Precedent

This Amendment shall become effective as of the date first referenced above when and only when:

(a) the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower and each Lender, in such numbers as the Administrative Agent or its counsel may reasonably request; and

(b) the Administrative Agent and the Lenders shall have received such upfront fees as may be agreed to among the Borrower, the Administrative Agent and the Lenders with respect hereto and all other fees due and payable on or prior to the effectiveness hereof as provided in any Loan Document, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent).

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ARTICLE VI

Representations and Warranties

The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(a)           Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b)           At the time of, and immediately after giving effect to, this Amendment, no Default has occurred and is continuing.

(c)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by the Borrower.

(d)           This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)           The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the members or any class of directors of the Borrower or any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except (a) such as have been obtained or made and are in full force and effect, and (b) the Borrower may need to file a current report on Form 8-K with the SEC disclosing this Amendment, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any of its Subsidiaries (other than the Liens created by the Loan Documents).

ARTICLE VII

Miscellaneous

Section 7.01 Credit Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or the Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise.  All references to the Credit Agreement and the Guaranty Agreement shall be deemed to mean the Credit Agreement and the Guaranty Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Credit Agreement and the Guaranty Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement and the Guaranty Agreement, as the case may be, as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” or the “Guaranty Agreement” shall mean and be a reference to the Credit Agreement or the Guaranty Agreement, as the case may be, as amended and modified by this Amendment.

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Section 7.02 GOVERNING LAW.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.03 Descriptive Headings, Etc.  The descriptive headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.  The statements made and the terms defined in the recitals to this Amendment are hereby incorporated into this Amendment in their entirety.

Section 7.04 Entire Agreement.  This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

Section 7.05 Loan Document.  This Amendment is a Loan Document executed under the Credit Agreement, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 7.06 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed counterpart of the signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 7.07 Successors.  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

NORTHERN OIL AND GAS, INC., as the Borrower

By:           /s/ Thomas W. Stoelk
Name:      Thomas W. Stoelk
Title:        Chief Financial Officer

Signature Page
First Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent and a Lender

By:   /s/ Ann Hurley
Name:       Ann Hurley
Title:         Manager, Agency

SUNTRUST BANK, as a Lender

By:   /s/ Yann Pirio
Name:       Yann Pirio
Title:         Director

BMO HARRIS FINANCING, INC., as a Lender

By:           /s/ Kevin Utsey
Name:      Kevin Utsey
Title:        Director

KEYBANK N.A., as a Lender

By:           /s/ Craig Hanselman
Name:      Craig Hanselman
Title:        Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:           /s/ Daniel K. Hansen
Name:      Daniel K. Hansen
Title:        Vice President

BANK OF SCOTLAND plc, as a Lender

By:           /s/ Julia R. Franklin
Name:      Julia R. Franklin
Title:        Vice President

Signature Page
First Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:           /s/ Matthew Molero
Name:      Matthew Molero
Title:        Vice President

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:           /s/ Guy C. Evangelista
Name:      Guy C. Evangelista
Title:        Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:           /s/ Parul June
Name:      Parul June
Title:        Vice President

CADENCE BANK, N.A., as a Lender

By:           /s/ Eric Broussard
Name:      Eric Broussard
Title:        Senior Vice President

MACQUARIE BANK LIMITED, as a Lender

By:          /s/ Christian Coles
Name:     Christian Coles
Title:       Division Director

By:           /s/ Joel Outlaw
Name:      Joel Outlaw
Title:        Associate Director, Legal Risk Management

Signature Page
First Amendment to Credit Agreement